UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2004

Infinium Labs, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50535	65-1048794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1191 Second Avenue, 5th Floor, Seattle, WA 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (206) 393-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

(i)  On January 5, 2004, Baumann, Raymondo & Company PA resigned as the independent accountants of Infinium Labs, Inc.

(ii) The Board of Directors approved the decision to change independent accountants.

(iii) The report of Baumann, Raymondo & Company PA on the financial statements for the fiscal year ended October 31, 2003 and reports through January 5, 2004 of the Company contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that Baumann, Raymondo's opinion in its report on the Company's financial statements for the fiscal year 2003 expressed substantial doubt with respect to the Company's ability to continue as a going concern.

(iv)  The Board of Directors approved the decision to change independent accountants.

(v)  In connection with its audit for the most recent fiscal year ended October 31, 2003 and through January 5, 2004, there were no disagreements with Baumann, Raymondo & Company PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Baumann, Raymondo & Company PA would have caused Baumann, Raymondo & Company PA to make reference thereto in their report on the financial statements for such years.

(vi)   During the most recent fiscal year ended October 31, 2003 and through January 5, 2004 there were no reportable events as that term is defined in Item 304(a)(l)(v) of Regulation S-X.

(vii)   The Company has requested, and Baumann, Raymondo & Company PA has furnished, a letter addressed to the Commission stating that Baumann, Raymondo & Company PA agrees with subparagraphs (a)(i), (ii), (iii), (iv), (v), and (vi). A copy of such letter, dated December 27, 2005, is filed as Exhibit 16 of this Form 8-K.

(b) New independent accountants

On January 5, 2004, the Company engaged Webb & Company PA as its new principal independent accountant. The engagement was approved by the Board of Directors on January 5, 2004

(i) The Company has not consulted with Webb & Company PA on the application of any accounting principles or proposed transactions, the type of audit opinion that might be given, any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(l)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

 16     Letter regarding change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Greg Koler
Interim Chief Executive Officer
December 27, 2005

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
16	Letter regarding change in Certifying Accountant